UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 15, 2011

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2011, Cameron International Corporation (“Cameron”) entered into an agreement (the “Agreement”) with BP Exploration and Production Inc. (“BPXP”) pursuant to which BPXP agreed to indemnify Cameron for current and future compensatory claims against Cameron associated with the Deepwater Horizon incident.

Under the terms of the Agreement, Cameron agreed to pay $250 million to BPXP, and both parties agreed to mutually release claims against each other.  BPXP has agreed to fully indemnify Cameron, and BP Corporation North America (“BPCNA”) has agreed to guarantee such indemnification, for damage claims arising under the Oil Pollution Act, claims for natural resource damages and associated damage-assessment costs, and other claims arising from third parties; provided, however, that the Agreement does not provide indemnification by BPXP or BPCNA against fines and penalties, punitive damages or certain other potential non-compensatory claims, none of which Cameron considers to represent a material financial risk.

Cameron’s insurers are expected to fund not less than $170 million of the payment made by Cameron under the Agreement.  Any amounts of the settlement not covered by insurance will be taken as a charge in the fourth quarter by Cameron.

Cameron and BPXP and its affiliates (collectively “BP”) have in the past, and Cameron expects in the future, to continue to enter into arm’s length third-party sales and other operational agreements and relationships with BP.  Other than such agreements and relationships, there are no material relationships between Cameron and BP.

The description of the Agreement herein is qualified by reference to the copy of the Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference into this item in its entirety.

On December 16, 2011, Cameron issued a press release announcing the settlement.  A copy of the press release is attached hereto as Exhibit 99.1 and is also incorporated by reference into this item

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Confidential Settlement Agreement, Mutual Releases and Agreement to Indemnify

99.1*	Press Release of Cameron International Corporation, dated December 16, 2011 – Cameron Announces Agreement with BP

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
Name: William C. Lemmer
Title: Senior Vice President and General Counsel

Date:     December 19, 2011

Cameron International Corporation
Current Report on Form 8-K
Dated December 15, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 10.1	Confidential Settlement Agreement, Mutual Releases and Agreement to Indemnify
Exhibit 99.1	Press Release of Cameron International Corporation, dated December 16, 2011 – Cameron Announces Agreement with BP